
HIGHLAND PRINCE

Credit Suisse Energy Summit

February 2015

GULFMARK OFFSHORE

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company's filings with the SEC, including the registration statement and the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Long Term Revenue, EBITDA & Utilization



(USD in Millions)
$700
$600
$500
$400
$300
$200
$100
$0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Revenue
EBITDA*
Utilization

* Adjusted for Special Items, See Supporting Information at the end of this Presentation

Global Vessel Solutions



WORLDWIDE TOTAL = 72
50
17
3
2
PSV
AHTS
FSV
SPV
NORTH SEA
PSV 24
SPV 1
AHTS 1
US GULF
PSV 19
FSV 1
MEXICO
AHTS 2
FSV 1
TRINIDAD
AHTS 2
FSV 1
BRAZIL
PSV 5
SPV 1
AUSTRALIA
PSV 1
SOUTHEAST ASIA
PSV 1
AHTS 12

As of Jan 31st 2015

Fleet Numbers



9
11
12
14
12
14
21
26
28
31
30
39
43
47
45
48
48
48
71
72
74
73
70
72
72
72
1990
OWNED VESSELS
JAN 2015

As of Feb 16th 2015

Limited Deliveries Remain for Fleet Improvements and Additions

Three new build PSVs for delivery

Two 210 Class PSVs lengthened to 260 Class



280 Class US T-Sea
REGULUS Jan 9, 2015
260 Class US GPA
IBERVILLE Mar 31, 2015
300 Class US 887
HERCULES Q3 2015
260 Class US GPA
BIENVILLE Jul 31, 2015
300 Class US 887
PEGASUS Q1 2016
300 Class Europe Arctic
NORTH BARENTS Q1 2016
Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16
New Build Delivered
New Build Estimated Delivery
Enhancement Program

The New Breed Of PSV

GULFMARK'S
ARCTIC CLASS

WINTERIZED
ERN 99,99,99,99
SPS CODE

Length	92.6m
Breadth	19.2m
Dwt	5000T
Speed	17kts


Oil Recovery
1000m² Deck
DP2
ST-216 Arctic
Dry Bulk Tanks
Ice-1B Hull
Diesel Electric Propulsion
Maximized Special Product Capacity
Mud, Brine & Drilling Fluids
8.4 MW Of Power
Bow Thrusters

Young & Versatile Fleet

Secondary Market Purchases

- Average one vessel purchase per year for last three years
- Two in 2012:
  - One 2010-built DP2 PSV for US GoM
  - One 2006-built DP2 PSV for UK North Sea
- One in 2014:
  - 2012-built DP2 PSV for UK North Sea


HIGHLAND LAIRD

Vessel Vintage by Year


Recent Vessel Sales
Current New Build Program
Number of Vessels
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Vessels in Current Fleet
Recent Market Purchases
Vessel Disposals
Vessels Under Construction

As of Feb 16th 2015

Vessel Dispositions Demonstrate Long-Term Value

Vessel Name	Year of Sale	Year Built	Age at Disposal	Sales Price	Original Cost	Sales Price as a Percentage of Original Cost
North Truck	2015	1983	32	840,000	11,000,000	8%
Highland Vanguard	2014	1990	24	6,000,000	17,400,000	34%
Highland Guide	2014	1999	15	10,900,000	13,800,000	79%
Highland Legend	2014	1986	28	900,000	3,583,160	25%
Highland Piper	2014	1996	18	14,450,000	17,116,549	84%
Highland Warrior	2013	1981	32	2,050,000	9,697,192	21%
Highland Pride	2013	1992	21	10,000,000	13,371,772	75%
Highland Champion	2013	1979	34	825,000	6,297,638	13%
Clwyd Supporter	2013	1984	28	750,000	8,492,794	9%
Blacktip	2012	2009	3	10,300,000	9,432,361	109%
Albacore	2012	2008	4	7,000,000	5,983,952	117%
Swordfish	2012	2009	3	8,775,000	8,328,295	105%
Sailfish	2012	2007	5	8,350,000	6,900,000	121%
Bluefin	2012	2008	3	6,350,000	6,019,100	105%
Highland Pioneer	2011	1983	28	2,850,000	4,699,301	61%
North Traveller	2010	1998	12	18,692,000	17,775,436	105%
Seapower	2010	1974	36	380,000	1,355,389	28%
Sea Searcher	2009	1976	33	2,000,000	1,298,096	154%
Highland Sprite	2009	1986	23	5,075,000	6,935,050	73%
Sefton Supporter	2009	1971	38	1,029,000	909,535	113%
North Fortune	2008	1983	25	19,000,000	9,955,746	191%
Sea Eagle	2008	1976	32	2,000,000	985,754	203%
Sem Valiant	2008	1981	27	2,600,000	2,798,898	93%
North Crusader	2008	1984	24	19,000,000	12,380,504	153%
Sea Diligent	2008	1981	27	3,950,000	2,805,178	141%
Sea Endeavor	2007	1981	26	2,500,000	2,573,100	97%
Sea Explorer	2007	1981	26	5,125,000	2,821,841	182%
Sem Courageous	2007	1981	26	2,500,000	2,132,069	117%
North Prince	2007	1978	29	5,650,000	7,212,539	78%
Sentinel	2006	1979	27	7,400,000	4,733,578	156%
Highland Patriot	2006	1982	24	10,800,000	7,289,049	148%
		Average Age	23	198,041,000	226,083,876	88%

As of Feb 16th 2015

SUPPLY / DEMAND OUTLOOK

GULFMARK

A Changing Environment

- Challenging commodity price decline pressuring offshore projects

- Substantial deliveries into fragmented vessel market
  - Since June 2013 the industry has seen a 2% decline in the active offshore rig market with an 11% increase in OSV supply[1]
  - 620 vessels remain in order book [2]
  - PSV order book at 16% of current PSV fleet [2]

- Oversupplied and fragmented OSV operators sacrificing day rate for utilization


NORTH POMOR
RESCUE ZONE

Source:
[1] IHS Rig Base, Marine Base
[2] Clarksons research services

Vessel To Rig Ratio – U.S. Gulf of Mexico



← Historic
Forecast →
8.3
8.1
6.5
5.3
5.2
4.4
4.5
4.5
5.0
4.3
4.4
4.4
4.5
4.4
4.7
4.7
4.8
4.7
4.9
5.0
5.0
5.0
4.6
4.5
4.4
4.4
4.3
4.4
4.3
4.2
Estimated Net Growth
10Vessels 0 Rigs
6 Vessels 0 Rigs
3 Vessels 0 Rigs
3 Vessels 0 Rigs
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimates

Sources: IHS Marine Base, IHS Rig Base as of 2/18/15
Assumptions:
1. *Vessel deliveries are net of estimated vessel departures*
2. *No Incremental Rig Growth during 2015*

Note: Dotted red line indicates early 2014 forecast

Vessel To Rig Ratio – North Sea



10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
10
9
8
7
6
5
4
3
2
1
0
← Historic
Forecast →
3.8
4.1
4.3
5.0
4.7
4.7
4.6
5.1
4.9
4.7
4.1
4.5
4.4
4.4
4.5
4.4
4.2
4.4
4.2
4.4
4.2
4.6
4.5
4.4
4.4
4.4
4.4
4.5
4.2
4.0
4.0
3.9
3.8
3.8
3.8
3.8
Estimated Net Growth
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013
2014
2015
Total Vessel to Rig Ratio
Previous Estimate

Sources: IHS Marine Base, IHS Rig Base as of 2/18/15

Assumptions:

1. *Vessel deliveries are net of estimated vessel departures*
2. *No Incremental Rig Growth during 2015*

Note: Dotted red line indicates early 2014 forecast

FINANCIAL INFORMATION

GULFMARK

Revenue

$496M



42%
AMERICAS
45%
NORTH SEA
13%
SOUTHEAST ASIA
HIGHLAND PRINCE

TTM Revenue - $206M
TTM EBITDA - $81M

TTM Revenue - $225M
TTM EBITDA - $86M

TTM Revenue - $65M
TTM EBITDA - $32M

As of Feb 16th 2015

Contract Cover Comparison

	As of February 16, 2015		As of February 24, 2014	
	2015 Vessel Days	2016 Vessel Days	2014 Vessel Days	2015 Vessel Days
North Sea	53%	25%	68%	31%
Southeast Asia	37%	13%	36%	2%
Americas	34%	10%	47%	19%
Overall Fleet	42%	17%	53%	20%
Revenue backlog (in thousands)	$ 451,186		$ 546,944	



(USD in Millions)
$ in Backlog
Day Rate
1,000
900
800
700
600
500
400
300
200
100
0
25,000
20,000
15,000
10,000
5,000
0
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2007
2008
2009
2010
2011
2012
2013
2014

As of Feb 16th 2015

Net-Debt Position



(USD in Millions)
600
500
400
300
200
100
0
Net Debt
Target Range
35%
30%
25%
20%
15%
10%
5%
0%
Net-Debt to Total Book Capitalization
Q4
Q1 2009
Q2
Q3
Q4
Q1 2010
Q2
Q3
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012
Q2
Q3
Q4
Q1 2013
Q2
Q3
Q4
Q1 2014
Q2
Q3
Q4

As of Feb 16th 2015

2014 - 2015 Non-Operating Uses of Cash

Use	2014	2015E	2016E
		(USD in Millions)	
New Build Program	92	32	48
Acquisitions & Enhancements	67	5	—
Sub-Total	159	37	48
Dividends	26	—	—
Total Committed Non-Operating Cash Uses	**185**	**37**	**48**

As of Feb 16th 2015

Share Repurchase Update

Time Period	Cash Spent	Shares Repurchased	Average Price	% of Shares Outstanding
($ Amounts in 000's, except per share amounts)				
2012-2013	$ 13,249	373,619	$ 35.46	1.4%
2014	57,651	1,883,648	30.59	7.1%
Total	$ 70,900	2,257,267	$ 31.41	8.6%

Total Authorization $ 100,000

Remaining $ 29,100

Note: We discontinued share repurchases during Q4 2014

As of Feb 16th 2015

GulfMark Response to Downturn

- Preserve capital
  - Suspend dividend for now
  - Suspend share repurchases for now
- Reduce costs
  - Compared to 2014:
    - Reduce OpEx by ~15% or $35 million
    - Reduce G&A by ~15% or $10 million
- Improve flexibility
  - Amended revolving credit facilities
  - Loosen financial covenants

Category	2014	2015E	Savings**	%
(USD in Millions)				
Direct Operating Expenses	236	201	35	15%
General & Administrative	60	50	10	17%
Total	**296**	**251**	**45**	**15%**

[1] net of AR allowance of $3.1 million for full year

**Note: Total projected cost savings includes projected FX savings. These savings were calculated by comparing 2014 full year foreign currency denominated expenses, converted to USD at the 2014 average exchange rate, to 2015 full year foreign currency denominated expenses, converted to USD at the 2/13/15 FX rate.

Appendix

GulfMark

Strong Customer Base


Smaller Independents & Others
17%
Super Majors & National Oil Companies
40%
Majors & Large Independents
43%

Strong customer base provides more certainty during downcycle

Note: Percentages Based on Vessel Count as of February 15, 2015

Revolving Credit Facility - Amendment

Multicurrency Revolver Credit Facility - Existing vs. New

	Current Structure		Amended	
Size	USD 300MM		USD 300MM	
Accordion	USD 100MM		USD 100MM	
Swing Line	USD 25MM		USD 25MM	
LC Sublimit	USD 25MM		USD 25MM	
Tenor	5 years		5 years	
Financial Covenants	Interest Coverage Ratio: 4.00x		Interest Coverage Ratio: See Below	
	Capitalization Ratio: 50.0%		Capitalization Ratio: 50.0%	
	Collateral / Debt Ratio: 1.75x		Collateral / Debt Ratio: 1.75x	
	Quarter ended	Interest Coverage Ratio	Quarter ended	Interest Coverage Ratio
	December 31, 2014	4.0x	December 31, 2014	4.0x
	March 31, 2015	4.0x	March 31, 2015	3.5x
	June 30, 1015	4.0x	June 30, 1015	3.0x
	September 30, 2015 - June 30, 2016	4.0x	September 30, 2015 - June 30, 2016	2.0x
	September 30, 2016 - December 31, 2016	4.0x	September 30, 2016 - December 31, 2016	2.5x
	March 31, 2017 - June 30, 2018	4.0x	March 31, 2017 - June 30, 2018	3.0x
	Thereafter	4.0x	Thereafter	4.0x
Other	N/A		Includes certain financial restrictions, including limiting our ability to make certain payments beyond permitted amounts for dividends, acquisitions or share repurchases	

Amendment Provides Interest Coverage Ratio Relief Going Forward

Reconciliation Of Adjusted EBITDA

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Net (loss) income	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$70.6	$62.4
Interest expense, net	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	23.6	29.0
Income tax (benefit)	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	5.0	9.3
Depreciation & Amortization	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	64.0	75.3
EBITDA	$32.0	$89.1	$135.6	$164.6	$252.6	$121.5	$30.2	$135.8	$104.6	$163.2	$176.0
Adjustments:											
Impairment	-	-	-	-	-	46.2	97.7	1.8	1.2	-	9.0
Debt refinancing costs	6.5	-	-	-	-	-	-	-	-	-	-
Accounting Change	7.3	-	-	-	-	-	-	-	-	-	-
Other	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	0.1	2.3	6.1	1.2	1.0
Adjusted EBITDA	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$128.0	$139.9	$111.9	$164.4	$186.0

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GULFMARK

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